Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
OCTOBER, 1997



        Expected B Maturity
09/17/01


        Blended Coupon
5.8815%



        Excess Protection Level
          3 Month Average  4.91%
          October, 1997  5.37%
          September, 1997  4.77%
          August, 1997  4.57%


        Cash Yield                                  18.42%


        Investor Charge Offs                        4.61%


        Base Rate                                   8.44%


        Over 35 Day Delinquency                     4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance                     $
31,941,631,051.83


        Investor Participation Amount               $
1,200,000,000.00


        Seller Participation Amount                 $
4,401,496,533.34